                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)  June 11, 1998
                                                     ---------------------------


                       BOETTCHER PENSION INVESTORS, LTD.
--------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


               COLORADO                                  0-13219                      84-0948497
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(State or other jurisdiction of incorporation)   (Commission File Number)   (IRS Employer Identification No.)


        77 West Wacker Drive                           Chicago, IL                     60601
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(Address of principal executive office)                                             (Zip code)


Registrant's telephone number, including area code  (312) 574-5312
                                                    ----------------------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events

As previously reported, on January 28, 1998, Boettcher Pension Investors, Ltd. (the "Partnership") closed on the sale of the land, related improvements and personal property of the retail center known as Parkway Village Shopping Center ("Parkway") located in Provo, Utah, to an unrelated third party. The net proceeds to the Partnership, before proration of operating income and expenses related to Parkway, were as follows:

     Total of contract sale prices                   $ 8,550,000
     Less costs of sale -
      Sales commissions                                 (304,750)
      Title, legal fees, and other                       (36,778)
     Mortgage principal payoff                        (5,698,323)
     Security deposit liability                          (11,486)
                                                     -----------
            Net proceeds                             $ 2,498,663
                                                     ===========

On February 12, 1998, subsequent to closing the sale of Parkway, the net proceeds and certain Partnership cash reserves were utilized as follows:

     Net proceeds from sale                           $2,498,663
     Utilization of cash reserves                        448,512
                                                      ----------
     Distribution to Limited Partners ($275/unit)     $2,947,175
                                                      ==========

After payment or distribution of the foregoing amounts, all remaining cash reserves of the Partnership were utilized to: (1) pay the costs of liquidation of the Partnership and other liabilities identified by the Managing General Partner arising out of or in connection with the operations of the Partnership and/or sale of; and (2) the payment of a final cash distribution to the Limited Partners of $429,879, or $40.11 per unit, on June 8, 1998. Upon payment of the costs of liquidation, liabilities of the Partnership and the final cash distribution to the Limited Partners, all assets of the Partnership have been accounted for and reduced to cash and all liabilities of the Partnership paid or otherwise provided for by the Partnership and the Managing General Partner.

On June 10, 1998, the Managing General Partner filed a Certificate of Cancellation with the Colorado Secretary of State. Upon such filing, the Partnership's certificate of limited partnership was canceled, which terminated the association of all the partners of the Partnership for the carrying on of business (as distinguished from winding up of the Partnership's business).

On June 11, 1998, the Managing General Partner mailed this Form 8-K to all Limited Partners and this Form 8-K shall constitute the statement to the Limited Partners as required by Section XIII(3) of the Amended and Restated Partnership Agreement of the Partnership. The Managing General Partner intends to file a Form 15 (Certification and Notice of Termination of Registration Under Section 12(g) of the Securities and Exchange Act of 1934) with the Securities and Exchange Commission on June 12, 1998.

The Partnership is now dissolved and all of its assets have been distributed in liquidation and dissolution of the Partnership and liabilities of the Partnership paid or otherwise provided for.

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

Item 7.    Financial Statements and Exhibits


     (c)  Exhibits

          99.1     Statement of Operations for the period from February 1, 1998 through June 11, 1998

          99.2     Statement of Operations for the period from November 1, 1997 through June 11, 1998

          99.3     Statement of Cash Flows for the period from November 1, 1997 through June 11, 1998


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

                                   SIGNATURE
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                    BOETTCHER PENSION INVESTORS, LTD.
                    ---------------------------------
                                 (Registrant)

                    By:  Boettcher Affiliated Investors L.P.
                         Managing General Partner

                         By:  Boettcher Properties, Ltd.
                              Managing General Partner

                              By:   BPL Holdings, Inc.
                                    Managing General Partner

Dated:  June 11, 1998               By:      /s/ Thomas M. Mansheim
                                             ----------------------
                                             Thomas M. Mansheim
                                             Treasurer of BPL Holdings, Inc.,
                                             Principal Financial and Accounting
                                             Officer of the Partnership

                                       4